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                                                                   EXHIBIT 10.16


                              ASSUMPTION AGREEMENT

     THIS ASSUMPTION AGREEMENT, dated as of May 11, 1999 (the "Agreement"), is
                                                               ---------
made and entered into by and among TRIAD HOSPITALS HOLDINGS, INC., a Delaware corporation ("Triad"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS
              -----
ASSOCIATION, in its capacity as Administrative Agent under the Credit Agreement (hereinafter defined). Terms capitalized herein but not otherwise defined shall have the meanings set forth in the Credit Agreement.

                                   WITNESSETH

     WHEREAS, pursuant to that certain Credit Agreement dated as of May 11, 1999 (as amended, modified, extended, renewed or replaced from time to time, the "Credit Agreement"), among Healthtrust, Inc. - The Hospital Company, a Delaware
-----------------
corporation ("HTI"), the Lenders party thereto and Bank of America National
              ---
Trust and Savings Association, as Administrative Agent, the Lenders agreed to provide HTI with a $465,000,000 credit facility;

     WHEREAS, in connection with the Reorganization (a) all of the right, title and interest of HTI in and to certain assets owned by HTI prior to the Reorganization vested in Triad Hospitals, Inc., a Delaware corporation ("Holdings"), and (b) Holdings assumed all of the rights, obligations, duties
----------
and responsibilities of HTI under the Credit Agreement and the Notes pursuant to that certain Assumption Agreement dated as of May 11, 1999 between Holdings and the Administrative Agent;

     WHEREAS, in connection with the Reorganization all of the right, title and interest of Holdings in and to all of the assets acquired by Holdings from HTI in connection with the Reorganization have vested in Triad; and

     WHEREAS, Triad now desires to assume all of the rights, obligations, duties and responsibilities of Holdings under the Credit Agreement and the Notes;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.  Assumption.  Effective as of the date hereof, Triad hereby (i)
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assumes all of the rights, duties and obligations of Holdings under the Credit
Agreement and the Notes, (ii) irrevocably and unconditionally agrees with the Administrative Agent and the Lenders to be bound by all of the terms and conditions of the Credit Agreement and the Notes and to perform all of the obligations and discharge all of the liabilities of Holdings existing at or accrued prior to the date hereof or hereafter arising under the Credit Agreement and the Notes and (iii) without limiting any of the foregoing, ratifies, and agrees to be bound by, (A) the representations and warranties set forth in
Section 7 of
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the Credit Agreement and (B) all of the affirmative and negative covenants set forth in Sections 8 and 9 of the Credit Agreement. Without limiting the generality of the foregoing terms of this Section 1, Triad hereby promises to pay to each Lender the principal balance of, and accrued interest on, each Loan made under the Credit Documents.

     SECTION 2.  References in the Credit Documents.  From and after the
                 ----------------------------------
execution and delivery of this Agreement, (a) Triad shall have succeeded Holdings as the "Borrower" under the Credit Documents, and all references to the "Borrower" in the Credit Documents shall refer to Triad and not to Holdings and
(b) all references to the "Credit Agreement" in any Credit Documents shall refer to the Credit Agreement, as modified by this Agreement. Except as expressly modified by this Agreement, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

     SECTION 3.  Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                 -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     SECTION 4.  Waiver of Jury Trial.  EACH OF THE PARTIES TO THIS AGREEMENT
                 --------------------
HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     SECTION 5.  Severability.  If any provision of this Agreement is determined
                 ------------
to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed in without giving effect to the illegal, invalid or unenforceable provisions.

     SECTION 6.  Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

                             TRIAD HOSPITALS HOLDINGS, INC.,
                             a Delaware corporation

                             By:  /s/  Donald P. Fay
                             --------------------
                             Name:  Donald P. Fay
                             Title:  Executive Vice President


ACKNOWLEDGED AND AGREED:

ADMINISTRATIVE AGENT:        BANK OF AMERICA NATIONAL TRUST
                             AND SAVINGS ASSOCIATION,
                             as Administrative Agent

                             By:  /s/ Gina Meador
                                -----------------
                             Name:  Gina Meador
                             Title:  Vice President


HOLDINGS:                    TRIAD HOSPITALS, INC.,
                             a Delaware corporation

                             By:  /s/  Donald P. Fay
                                --------------------
                             Name:  Donald P. Fay
                             Title:  Executive Vice President